SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2004

CHAMPION ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Michigan	1-9751	38-2743168
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2701 Cambridge Court, Suite 300
Auburn Hills, Michigan 48326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (248) 340-9090

N/A

(Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
Press Release dated April 21, 2004

Item 5. Other Events.

     On April 21, 2004, Champion Enterprises, Inc. issued a press release announcing its financial results for the first quarter ended April 3, 2004. The text of the press release has been modified from the full text as issued to comply with certain Securities and Exchange Commission rules. The press release, as modified, is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number
99.1	Press Release dated April 21, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION ENTERPRISES, INC.
/s/ Phyllis A. Knight
Phyllis A. Knight,
Executive Vice President and Chief Financial Officer

Date: April 21, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated April 21, 2004